UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                September 7, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


      Michigan                        001-32428                 30-0030900
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 4.01   Changes in Registrant's Certifying Accountant
Item 9.01   Financial Statements and Exhibits

Item 4.01  Changes in Registrant's Certifying Accountant

     In a report on Form 8-K dated September 7, 2006, the Registrant reported that by letter dated September 8, 2006, Grant Thornton LLP ("Grant Thornton"), which served as the independent registered public accounting firm for the Registrant, notified the Registrant that Grant Thornton was resigning as the Registrant's auditor upon completion of their review of the Registrant's Form 10-Q for the period ending June 30, 2006. Grant Thornton has completed such review, and on November 22, 2006, Grant Thornton sent a letter to the Registrant that its relationship with the Registrant had ceased, a copy which is annexed hereto as an exhibit.

     During the years ended December 31, 2004 and 2005, and through November 22, 2006, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with above statements. A copy of such letter, dated November 27, 2006, is filed as an Exhibit to this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

Exhibit No.  Description
   99.1      Letter from Grant Thornton dated November 22, 2006.
   99.2      Letter from Grant Thornton dated November 27, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2006                    TARPON INDUSTRIES, INC.

                                           By:  /s/ J. Stanley Baumgartner, Jr.
                                               -------------------------------
                                                    J. Stanley Baumgartner, Jr.
                                                    Chief Financial Officer